Contact:Ann Kay, (202) 467-2581 akay@aflcio-hit.com

STATEMENT BY CHANG SUH
SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF PORTFOLIO MANAGER
AFL-CIO HOUSING INVESTMENT TRUST
________ __, 2013

The AFL-CIO Housing Investment Trust is a high credit quality fixed income fundspecializing in multifamily MBS. The HIT has a long track record of outperforming its benchmark.It has an equally long track record of financing affordable housing and creating union construction jobs.

There has been an historic and rapid increase in interest rates in the last fourmonths along with a significant widening of multifamily MBS spreads.The HIT’smultifamily investments offer relative value withthis rapid change in interest rates and spreads.

The rise in rates and widening spreads present a great opportunity for the HIT to make new investments that offer much more yield and spread with high credit quality. The HIT has a large and diverse pipeline of transactions for future investment and plans to use this pipeline to secure assets that will offer investors more expected return for less risk.

The overwhelming majority of the HIT’s investments are of the highest credit quality, and it has not suffered any material principal or credit losses. In fact, the HIT is having one of its best years in raising new capital based on its successful strategy and track record. At a time of low inflation, tepid economic growth, and uncertain monetary policy, fixed income continues to be an important asset class for diversified portfolios. The HIT remains a prudent investment choice for public and Taft-Hartley pension plans.

The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. It manages $4.5 billion in assets for over 370 investors, which include union and public employee pension plans. With a nearly 50-year track record, the HIT is one of the earliest and most successful practitioners of socially responsible, economically targeted investing.  Its investment objective is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in construction and related industries.  Since its inception, the HIT has invested over $6.8 billion to finance nearly 110,000 units of housing nationwide, generating 72,000 union jobs.

This statement contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic,financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements willbe applicable under all market conditions, especially during periods of downturn. It should not be considered as investment adviceor a recommendation of any kind. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This andother information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view theHIT’s website at www.aflcio-hit.com.